Supplement to the
Fidelity® Limited Term Government Fund
January 29, 2018
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for the fund found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Mr. Corcoran as of December 31, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$36,998	$1,647	$1,349
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Limited Term Government Fund ($351 (in millions) assets managed).

As of December 31, 2017, the dollar range of shares of Fidelity® Limited Term Government Fund beneficially owned by Mr. Corcoran was none.

ISGB-18-01 1.9862945.101	February 12, 2018